                                                                 EXHIBIT-(e)(ii)

                                   SCHEDULE A
             TO THE DISTRIBUTION AGREEMENT BETWEEN THE CHARLES SCHWAB
                 FAMILY OF FUNDS ANDCHARLES SCHWAB & CO., INC.

                   FUND                                                 EFFECTIVE DATE
                   ----                                                 --------------
Schwab Money Market Fund                                                December 15, 1989

Schwab Government Money Fund                                            December 15, 1989

Schwab Municipal Money Fund                                             December 15, 1989

Schwab California Municipal Money Fund                                  November 5, 1990
(formerly Schwab California Tax-Exempt Money Fund)

Schwab U.S. Treasury Money Fund                                         November 5, 1991

Schwab Value Advantage Money Fund                                       February 7, 1992

Schwab Institutional Advantage Money Fund                               November 26, 1993

Schwab Retirement Money Fund                                            November 26, 1993

Schwab New York Municipal Money Fund                                    November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                    October 20, 1997

Schwab New Jersey Municipal Money Fund                                  January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                January 20, 1998

Schwab Florida Municipal Money Fund                                     February 16, 1998

Schwab Massachusetts Municipal Money Fund                               April 21, 2003

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By: /s/ Stephen B. Ward
                                                ------------------------
                                                Stephen B. Ward,
                                                Senior Vice President
                                                and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By: /s/ Randall W. Merk
                                                -------------------
                                                Randall W. Merk,
                                                Executive Vice President

Dated as of April 21, 2003